UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: February 11, 2003
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

99.1 Hawk Corporation Press Release dated February 11, 2003

ITEM 9. REGULATION FD DISCLOSURE

On February 11, 2003, Hawk Corporation issued a press release containing Hawk’s financial results for the 4th quarter of 2002 and for the full year 2002. The press release will be posted to Hawk’s website <www.hawkcorp.com> and a copy is also filed as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2003	HAWK CORPORATION

By: /s/ Thomas A. Gilbride Thomas A. Gilbride Vice President – Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation Press Release dated February 11, 2003

4